PROSPECTUS SUPPLEMENT

(To Prospectus Supplement, Prospectus and Statement of Additional Information each dated January 3, 2012)

ABERDEEN GLOBAL INCOME FUND, INC.

(the “Fund”)

The following information supplements the information in the Fund’s Prospectus Supplement, Prospectus and Statement of Additional Information each dated January 3, 2012. This information is important and relates to the Sub-Adviser of the Fund. You should read it carefully.

In an internal reorganization effective March 1, 2012, Aberdeen Asset Management PLC merged Aberdeen Asset Management Investment Services Limited (“AAMISL”), the Fund’s previous sub-adviser, into Aberdeen Asset Managers Limited (“AAML”).  Therefore, effective March 1, 2012, AAML replaced AAMISL as the Sub-Adviser to the Fund. There has been no change to the portfolio management team or the level or nature of the services provided to the Fund as a result of the internal reorganization, and the same resources that were available to AAMISL for providing sub-advisory services to the Fund are available to AAML. AAML, a Scottish company, is authorized and regulated in the UK by the Financial Services Authority, and is a U.S. registered investment adviser under the Investment Advisers Act of 1940, as amended. AAML is located at Bow Bells House, 1 Bread Street, London, England, EC4M9HH. AAML conducts the business previously conducted by AAMISL as its successor and has all regulatory licenses, authorizations and permissions necessary in order to carry on the business of AAMISL.

All references to Aberdeen Asset Management Investment Services Limited in the Prospectus Supplement, Prospectus and Statement of Additional Information are hereby deleted and replaced with Aberdeen Asset Managers Limited.

The date of this Prospectus Supplement is April 18, 2012.

Please keep this Supplement for future reference.